Joint Press Conference
25 October 2006
Partnership to strengthen position in the rapidly growing
Chinese steel industry
Joint Press Conference
Joint Press Conference
25 October 2006
25 October 2006
Partnership to strengthen position in the rapidly growing
Partnership to strengthen position in the rapidly growing
Chinese steel industry
Chinese steel industry
EXHIBIT 99.1

Agenda • An overview of the partnership • Reasons for the partnership • About VSC-Ryerson China

About The Partnership
-- VSC-Ryerson China
Pursuant to VSC shareholders’ approval, VSC will commence its partnership with Ryerson on the Venture — VSC-Ryerson China, which will be engaged in the processing of steel/metal products to supply to manufacturers in the PRC and export fabricated products to USA customers.
VSC
Venture
Before
100%
VSC
Ryerson
Pan-Pacific
LLC
Venture
After
60%
40%
Ryerson acquires a 40%
stake in the enlarged share
capital of VSC-Ryerson
China for a consideration of
approx.  US$28.5 million
in cash

Proposed JV Structure
Current Organizational Chart
VSC
China Advanced
Materials
Processing
(“CAMP”)
Construction
Materials Group
(“CMG”)
Steel Service
Centers
Enclosure
Systems
Manufacturing
Plastics Distribution
Construction
Materials
Distribution
Building Products
Dongguan
Tianjin
(95% owned)
Guangzhou
(70% owned)
Nansha
(14% owned)

Proposed JV Structure
JV Organizational Chart
VSC
China Advanced
Materials Processing
(“CAMP”)
Construction
Materials Group
(“CMG”)
Enclosure Systems
Manufacturing
Plastics Distribution
Construction Materials
Distribution
Building Products JV
Steel Service
Centers
Dongguan
Tianjin
(95% owned)
Guangzhou
(70% owned)
Kunshan
(End 06)
Nansha
(14% owned)
Ryerson
Ryerson
Pan-Pacific LLC

Agenda • An overview of the partnership • Reasons for the partnership • About VSC-Ryerson China

About Ryerson
• Ryerson is North America’s leading distributor and processor of metals
– 2005 revenue amounted to US$5.8 billion
– A metals distributor founded over 160 years ago (1842); Ryerson services customers through a network of 130 service centers in the U.S., Canada, Mexico and India
– With a listing on the NYSE (Ticker Symbol: RYI)
• Products and services include:
Stainless
Carbon & Alloy
Brass & Copper Fabrication
Aluminum
Nickel Alloys

VSC
Carbon
Flat
Rolled &
Coated
Products
+600
4
$0.150
PRC JV
Tata Steel
Carbon Flat
Rolled &
Coated
Products,
Rebar,
Fabrication
+1200
5
$0.160
India JV
Carbon Flat
Rolled &
Coated
Products,
Construction
Products,
Re-Bar
Structurals,
Alloy bar,
Fabrication
Stainless,
Aluminum,
Carbon Flat
Rolled &
Coated
Products,
Construction
Products,
Structurals,
Tubing,
Alloy bar,
Fabrication
Products
+900 +5,000 Employees
G. Collado
4
$0.161
Mexico JV
$5.800 Sales (BUSD, 2005)
112 Service Centers
USA/Canada
JV Partner
Ryerson Global Presence

Strategic Rationale
• VSC expanded financial resources and capital
• Ryerson entry point with flexibility to expand
Products
Processes
Acquisitions
Greenfield Expansion
• Experienced Management
VSC management team with knowledge of PRC market and
regulatory procedures
Ryerson will deploy resources to help create self sustaining business model
Leadership development strategy to allow for local management to run VSC-Ryerson
On going access to VSC and Ryerson resources
Cross border and best practices exchange
Access to specialized resources and technical advisory
• International Account Strategy (Commercial Synergies)
PRC Manufacturing
Export of fabricated components with high labor content
• Global Supply Chain Strategy (Purchasing Synergies)

Benefits To VSC
•
Expanded financial resources and capital
•
Expansion of the Company’s range of products and
services
•
As Ryerson’s US customers and other metal consumers
invest in manufacturing and sourcing in the PRC, the
Venture is in a unique position to support their needs
and enhance the value proposition
•
Working in conjunction with Ryerson, the Venture will be
able to improve internal efficiencies and increase speed
to market.
•
The Venture’s market position will improve as it utilizes
Ryerson’s experience in metals processing and
distribution to service the world’s largest and fastest
growing market in the world.

Benefits to Ryerson
• Ryerson entry Point with Long Term Strategy
– Entry Point to Learn Market
– Accelerated Ryerson Entry into China
• Partner with Western Business Mentality and open to adapting to
US rules and Ryerson VALUES
– Code of Conduct
– Financial Reporting in English
• Experienced Partner
– Critical in China
• Mills
• Government (Local and Federal)
• State Owned Enterprises
• Demonstrate willingness to think broadly
• Locations of Service Centers to End Users
– Located Close to Main Markets

Agenda • An overview of the partnership • Reasons for the partnership • About VSC-Ryerson China

VSC万顺昌

RYERSON

天津
上海
崑山
東莞
廣州
南沙
香港

Total
Solution
Provider

VSC-Ryerson China
Hong Kong
Nansha
Tianjin
Dongguan
Guangzhou
Kunshan
Shanghai
•Principally engaged in three coil operation centers in Dongguan,
Guangzhou and Tianjin
•Coil operation center in Kunshan
(currently under construction)
•Owns 14% investment in the Nansha
Plant
•Offices in Hong Kong and throughout PRC

Our Goal
•
The Venture’s goal is to achieve self-sufficiency in the
following areas:
•
VSC agrees to use the Venture as its exclusive platform for all business activities and services related to its steel service center operations
•
Ryerson agrees to use the Venture as its exclusive platform for growth and business development activities in China
•
Ability to provide coil
center product offerings
and services to customers
on a standalone basis (e.g.,
processing, distribution,
etc) –
subject to market and
customer requirements
•
Increase offering to include
fabrication services,
stainless/aluminum, alloy
bar and other metals
•
Increase percentage of
industry sales
•
Corporate, administration,
purchasing and customer
service
•
Expand in terms of both
number of locations and
capacity in steel
processing and fabrication
•
Capable of attaining
financing commitments
with banks and mills
•
Ability to independently
raise capital in the form of
equity or debt to fund
internal and external
growth opportunities
Sales & Marketing Operations Finance

Joint Press Conference
Joint Press Conference
25 October 2006
25 October 2006
Partnership to strengthen position in the rapidly growing
Partnership to strengthen position in the rapidly growing
Chinese steel industry
Chinese steel industry

VSC Ryerson Strategy ONE ENTRY POINT Additional Greenfield Expansion 1 , 2 Stage Acquisitions Fabrication REGIONAL SCALE IN A RELEVANT MARKET Flexibility st nd

THE MAJORITY OF LEADING NORTH AMERICAN
COMPANIES IN OUR FOCUS SECTORS
ALREADY HAVE SOME OPERATIONS IN CHINA
Automotive
Home
appliance
GM
Ford
Delphi
Johnson
Controls
Visteon
Lear
Magna
International Inc
Whirlpool
Carrier
Maytag
Kenmore
Carrier
A.O. Smith
GE
Machinery
Construction/Agricultural
equipment
Industrial
machinery Machine tools
Manufacturing in China
Caterpillar
John Deere
Ingersoll-Rand
Cummins
AGCO Corp
Terex Corporation
Manitowoc Company
Joy Global Inc.
JLG Industries
Astec Industries
GE
United Technologies
Honeywell
Illinois Tool Works
Eaton Corporation
Ingersoll-Rand
Textron Inc.
Air Products and
Chemicals, Inc.
Danaher Corporation
Source: Hoovers; Freedonia; Global Industry Analysts; Compustat
Most of the North American leading companies in key steel-consuming sections have moved some manufacturing capacity to China
Future growth will be driven by increasing depth/penetration of using China as manufacturing base, rather than more companies moving operations to China
Ingersoll-Rand
Black & Decker
Kennametal
Toro Co
Lincoln Electric Holdings
Federal Signal
Actuant Corporation
Thermadyne
Comact St-Georges
Hardinge